                                                                    EXHIBIT 10.2

                                                               EXECUTION VERSION

================================================================================

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                          DATED AS OF FEBRUARY 13, 2003

                                      AMONG

                             SOLECTRON CORPORATION,

                                   AS BORROWER

                         BANC OF AMERICA SECURITIES LLC,

                  AS JOINT LEAD ARRANGER AND JOINT BOOK RUNNER,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,

       AS JOINT LEAD ARRANGER, JOINT BOOK RUNNER AND CO-SYNDICATION AGENT,

                              JPMORGAN CHASE BANK,

                            AS CO-SYNDICATION AGENT,

                            THE BANK OF NOVA SCOTIA,

                             AS DOCUMENTATION AGENT,

                             BANK OF AMERICA, N.A.,

                            AS ADMINISTRATIVE AGENT,

                                       AND

                         THE OTHER LENDERS PARTY HERETO

================================================================================

                             [BANK OF AMERICA LOGO]

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                  This AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT (this "Agreement") is entered into as of February 13, 2003, among SOLECTRON CORPORATION, a Delaware corporation (the "Borrower"), BANC OF AMERICA SECURITIES LLC, as joint lead arranger and joint book runner, GOLDMAN SACHS CREDIT PARTNERS L.P., as joint lead arranger, joint book runner and co-syndication agent, JPMORGAN CHASE BANK ("JPMorgan"), as co-syndication agent, THE BANK OF NOVA SCOTIA ("Scotiabank"), as documentation agent, the several financial institutions from time to time party hereto (each a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent.

                  The Borrower, GSCP, JPMorgan, Scotiabank, the Lenders and the Administrative Agent entered into a 364-Day Credit Agreement dated as of February 14, 2002, which agreement was amended by an Amendment Agreement dated as of June 18, 2002, and a Second Amendment Agreement dated as of August 19, 2002 (as in effect as of the date of this Agreement, the "Original Agreement").

                  The parties hereto desire to amend the Original Agreement as set forth herein and to restate the Original Agreement in its entirety to read as set forth in the Original Agreement with the amendments specified below, subject to the terms and conditions of this Agreement.

                  In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.       Definitions; References; Interpretation.

                  (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Original Agreement shall have the meaning assigned to such term in the Original Agreement.

                  (b) Each reference to "this Agreement," "hereof," "hereunder," "herein" and "hereby" and each other similar reference contained in the Original Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in subsection 2) refer to the Original Agreement as amended and restated hereby.

                  (c)      The rules of interpretation set forth in Sections
1.02 and 1.05 of the Original Agreement shall be applicable to this Agreement.

2. Amendments to Original Agreement. Subject to the terms and conditions hereof, the Original Agreement shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective Date"):

                  (a)      Amendments to Article I of the Original Agreement.

                           (1)      The term "Notes" as defined in the Original
Agreement shall

                                 Amended and Restated 364-Day Credit Agreement
include from and after the Effective Date the Notes delivered under this Agreement.

                           (2)      The defined term "Applicable Rate" shall be
amended as follows:

                                    (A)      By replacing the table contained
therein with the following table:

                                                                          APPLICABLE
                                                                          UTILIZATION           APPLICABLE
                                                                           FEE RATE             UTILIZATION
                                                                            (USAGE               FEE RATE
                 DEBT RATINGS        APPLICABLE                          GREATER THAN          (USAGE EQUAL
PRICING              S&P/           FACILITY FEE        APPLICABLE       33% BUT LESS          TO OR GREATER
 LEVEL             MOODY'S              RATE            LIBO RATE          THAN 66%)             THAN 66%)
-------          ------------       ------------        ----------       ------------          -------------
   1               BBB/Baa2           12.5 bps           75.0 bps          12.5 bps              12.5 bps
                 (or higher)

   2              BBB-/Baa3           20.0 bps          105.0 bps          25.0 bps              25.0 bps

   3               BB+/Ba1            25.0 bps          125.0 bps          25.0 bps              25.0 bps

   4                BB/Ba2            30.0 bps          145.0 bps          50.0 bps              50.0 bps

   5               BB-/Ba3            50.0 bps          175.0 bps          50.0 bps             100.0 bps

   6                B+/B1             62.5 bps          212.5 bps          50.0 bps             100.0 bps
                  (or lower)

                                    (B)      In the defined term "Debt Rating"
contained therein, by replacing the phrase "Level 5" with "Level 6".

                           (3)      The defined term "Arranger" shall be amended
in its entirety to read as follows:

                  "Arranger" means each of BAS and GSCP, in its capacity as joint lead arranger and joint book runner hereunder.

                           (4)      The defined term "Cash Interest Coverage
Ratio" shall be amended in its entirety to read as follows:

                  "Cash Interest Coverage Ratio" means, as of any date of determination, the ratio of:

                           (a) the sum of (i) Consolidated EBITDA for the fiscal quarter ending on such date, (ii) the Non-Cash Restructuring Charges deducted in calculating

                                 Amended and Restated 364-Day Credit Agreement

         Consolidated Net Income for such fiscal quarter, (iii) the Goodwill Impairment Charges deducted in calculating Consolidated Net Income for such fiscal quarter, (iv) the Cash Restructuring Charges deducted in calculating Consolidated Net Income for such fiscal quarter, provided, that the cumulative aggregate amount of Cash Restructuring Charges from and after November 30, 2002, shall not exceed $200,000,000.00, and (v) charges for such fiscal quarter relating to inventory write-downs taken in accordance with GAAP on or after November 30, 2002, and on or before February 29, 2004, not to exceed $150,000,000.00 in the aggregate; to

                           (b) Consolidated Cash Interest Charges during such fiscal quarter.

                           (5)      The defined term "Cash Restructuring
Charges" shall be amended by deleting the proviso at the end thereof.

                           (6)      The defined term "Consolidated EBITDA" shall
be amended in its entirety to read as follows:

                  "Consolidated EBITDA" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to (a) Consolidated Net Income, plus (b) (i) Consolidated Interest Charges,
         (ii) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, and
         (iii) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, minus (or plus) (c) gains (or losses) on the retirement of Indebtedness to the extent increasing (or decreasing) Consolidated Net Income.

                           (7)      The defined term "Consolidated Tangible Net
Worth" shall be amended in its entirety to read as follows:

                  "Consolidated Tangible Net Worth" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, (a) Shareholders' Equity of the Borrower and its Subsidiaries on that date minus (b) the Intangible Assets of the Borrower and its Subsidiaries on that date plus (c) (i) the cumulative aggregate after-tax Non-Cash Restructuring Charges deducted in calculating Consolidated Net Income in any quarter ending after November 30, 2002,
         (ii) the cumulative aggregate Goodwill Impairment Charges deducted in calculating Consolidated Net Income in any quarter ending after November 30, 2002, (iii) the cumulative aggregate after-tax Cash Restructuring Charges deducted in calculating Consolidated Net Income in any quarter ending after November 30, 2002, and (iv) after-tax charges relating to inventory write-downs taken in accordance with GAAP from November 30, 2002, to February 29, 2004, not to exceed $150,000,000.00 in the aggregate; provided, that for purposes of calculating Consolidated Tangible Net Worth, such cumulative aggregate Non-Cash Restructuring Charges and Cash Restructuring Charges shall not exceed $400,000,000.00; and provided, further, that to the extent any Goodwill Impairment Charge results in any upward adjustment of Shareholders' Equity of the Borrower and its Subsidiaries, then such adjustment shall be excluded from the calculation of Consolidated Tangible Net Worth as of such date of determination for purposes of testing the Borrower's compliance with Section 7.13(b) (the intent of the parties being that the effect of any such Goodwill

                                 Amended and Restated 364-Day Credit Agreement

         Impairment Charge and any related adjustment effected as part of the calculation of Consolidated Tangible Net Worth for the purposes of testing the Borrower's compliance with Section 7.13(b) be neutral).

                           (8)      The defined term "Loan Documents" shall be
amended by inserting after the phrase "the Pledge Agreement," the phrase "the Security Agreement,".

                           (9)      The defined term "Maturity Date" shall be
amended by replacing the date "February 12, 2003" with "February 11, 2004".

                           (10)     The defined term "Non-Cash Restructuring
Charges" shall be amended by deleting the proviso at the end thereof.

                           (11)     The defined term "Permitted Acquisition"
shall be amended by (A) replacing the period at the end thereof with a semicolon and (B) inserting the following proviso thereafter:

         "and provided, further, that the aggregate amount of Permitted Acquisitions during any twelve-month period beginning on or after November 30, 2002, shall not exceed $300,000,000.00."

                           (12)     The defined term "Receivables" shall be
amended in its entirety to read as follows:

                  "Receivables" means all rights to payment arising out of the sale or lease of goods or the performance of services in the ordinary and usual course of business, however evidenced.

                           (13)     The following additional defined terms shall
be inserted in the proper alphabetical order:

                  "Annualized EBITDA" means (a) for the fiscal quarter of the Borrower ending on February 28, 2003, Consolidated EBITDA for such fiscal quarter multiplied by 4.0, (b) for the two-fiscal-quarter period of the Borrower ending on May 31, 2003, Consolidated EBITDA for such period multiplied by 2.0, (c) for the three-fiscal-quarter period of the Borrower ending on August 31, 2003, Consolidated EBITDA for such period divided by 0.75 and (d) for each four-fiscal-quarter period of the Borrower ending on November 30, 2004, and thereafter, Consolidated EBITDA for such period. For purposes of calculating Annualized EBITDA, Consolidated EBITDA for any period shall include (i) the Non-Cash Restructuring Charges deducted in calculating Consolidated Net Income for such period, (ii) the Goodwill Impairment Charges deducted in calculating Consolidated Net Income for such period, (iii) the Cash Restructuring Charges deducted in calculating Consolidated Net Income for such period, provided that the cumulative aggregate amount of Cash Restructuring Charges taken from and after the quarter ending on November 30, 2002, shall not exceed $200,000,000.00 in the aggregate, and (iv) charges for such period relating to inventory write-downs taken in accordance with GAAP from November 30, 2002, to February 29, 2004, not to exceed $150,000,000.00 in the aggregate.

                                 Amended and Restated 364-Day Credit Agreement

                  "Approved Foreign Receivables Debtor" means (i) any Receivables Debtor located in Japan or a country in North America or Europe that is a member of the Organization for Economic Cooperation and Development and (ii) any other Receivables Debtor who is not a resident of or located in the United States and is not organized under the laws of the United States or any state thereof approved in writing by the Required Lenders.

                  "BAS" means Banc of America Securities LLC.

                  "Borrowing Base" means, as of any date of determination, the sum of (a) the then applicable Receivables Advance Rate multiplied by the aggregate Dollar amount of the Receivables of the Borrower and its U.S. Subsidiaries as of the last day of the most recently ended calendar month and (b) 100% of the amount of Eligible Cash Collateral as of the last day of the most recently ended calendar month.

                  "Borrowing Base Certificate" means a certificate signed by a Responsible Officer of the Borrower, in substantially the form of Exhibit N, with such changes thereto as the Administrative Agent may from time to time reasonably request.

                  "Borrowing Base Date" means October 31, 2003, if the Borrower shall not have consummated a Minimum Capital Raise on or before such date.

                  "Capital Raise" means one or more issuances by the Borrower after February 13, 2003, of new Debt Securities in an aggregate amount of at least $300,000,000.00.

                  "Debt Securities" means Indebtedness of the Borrower of the type contemplated by clause (a) of the definition of Indebtedness and having a maturity date occurring on or after August 13, 2005.

                  "Eligible Cash Collateral" means all Dollar-denominated cash and cash equivalents pledged to the Collateral Agent, for the benefit of the Lenders, as collateral for the Obligations, and which are held by the Administrative Agent pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent. Any such cash collateral shall be maintained in interest bearing deposit accounts at Bank of America or other institutions satisfactory to it and shall be subject to such Lien documentation as the Administrative Agent shall reasonably request. Such collateral shall be subject to a valid, first priority Lien in favor of the Collateral Agent, for the benefit of the Lenders. Cash Collateral for the L/C Obligations shall not constitute Eligible Cash Collateral. Notwithstanding the foregoing, in no event shall the Lien documentation restrict the ability of the Borrower to access or withdraw such cash or cash equivalents unless an Event of Default shall have occurred and is continuing or the sum of the Outstanding Amount of all Revolving Loans and the Three-Year Outstanding Amount shall exceed the Borrowing Base then in effect.

                  "Excluded U.S. Subsidiary" means a U.S. Subsidiary that is a dormant, inactive or name-holding Subsidiary and that does not own or hold any collateral of the type described in the Security Agreement with a book value equal to or exceeding $10,000.00.

                                 Amended and Restated 364-Day Credit Agreement

         Notwithstanding the foregoing, the term "Excluded U.S. Subsidiary" shall include any Special Purpose Subsidiary and U.S. Robotics Corporation.

                  "Ineligible Receivables" means, with respect to the Receivables of the Borrower or any U.S. Subsidiary, any of the following:

                           (a) Receivables for which the Borrower's or such Subsidiary's right to receive payment has not been fully earned by performance or is contingent upon the fulfillment of any condition whatsoever or which otherwise do not arise from a bona fide completed transaction;

                           (b) Receivables which constitute a contra account or against which there are asserted any requests for adjustment, defenses, counterclaims, discounts (other than normal trade discounts granted in the ordinary course of business), credits or offsets of any nature, whether well-founded or otherwise, to the extent thereof;

                           (c) Receivables that do not comply with all applicable Laws in any material respect;

                           (d) Receivables which represent a prepayment or progress payment or arising out of the placement of goods on consignment, guaranteed sale or other arrangement by reason of which the payment by the Receivables Debtor may be conditional or contingent;

                           (e) Receivables which are not owned by the Borrower or applicable U.S. Subsidiary free and clear of all Liens and rights of others (other than the Liens in favor of the Collateral Agent on behalf of the Lenders and other nonconsensual Permitted Liens);

                           (f) Receivables in which the Collateral Agent on behalf of the Lenders shall not have a valid and perfected first-priority Lien;

                           (g) Receivables owing by any officer, director, employee, agent, partner, Subsidiary or Affiliate of the Borrower;

                           (h) Receivables owing by the United States or any department, agency or instrumentality thereof, unless the Administrative Agent has agreed to the contrary in writing and the Borrower or applicable U.S. Subsidiary has complied with the Federal Assignment of Claims Act with respect to such Receivables;

                           (i) Receivables denominated in a currency other than Dollars or owing by any Receivables Debtor who is not a resident of or located in the United States and is not organized under the laws of the United States or any state thereof (other than any Approved Foreign Receivables Debtor);

                           (j) Receivables not paid in full within 60 days from the invoice due date;

                                 Amended and Restated 364-Day Credit Agreement

                           (k) Receivables owing by any Receivables Debtor or any of its Affiliates who has failed to make full payment within 60 days from the invoice due date on more than 10% of the aggregate amount of Receivables owing to the Borrower and its U.S. Subsidiaries by such Receivables Debtor;

                           (l) that portion of Receivables owing by any single Receivables Debtor or any of its Affiliates whose S&P/Moody's Rating is not at least BBB-/Baa3 which exceeds 10% of the aggregate amount of Receivables owing to the Borrower and its U.S. Subsidiaries by all Receivables Debtors;

                           (m) Receivables owing by any Receivables Debtor or any of its Affiliates who is the subject of a proceeding under any Debtor Relief Law;

                           (n) Receivables which are evidenced by a promissory note or other instrument;

                           (o) Receivables with respect to which the terms or conditions prohibit or restrict assignment or collection rights unless such prohibitions or restrictions are not enforceable under applicable law;

                           (p) Receivables of any Receivables Debtor whose S&P/Moody's Rating or whose Affiliate's S&P/Moody's Rating is lower than the lower of B-/B3; and

                           (q) Receivables with respect to which the Administrative Agent, in its reasonable discretion, deems the creditworthiness or financial condition of the Receivables Debtor to be unsatisfactory or the prospect of payment or performance to be impaired in any material respect, and other Receivables which, in the Administrative Agent's reasonable discretion, are otherwise ineligible.

                  "Liquidity Ratio" means, as of any date of determination, the ratio of: (a) the sum of (i) cash, (ii) cash equivalents, (iii) marketable securities and (iv) accounts receivable, in each case not subject to a Lien (other than Liens in favor of the Collateral Agent pursuant to the Loan Documents and any nonconsensual Permitted Liens); to (b) (i) all accounts payable of the Borrower and its Subsidiaries on a consolidated basis and (ii) Consolidated Indebtedness other than (A) Subordinated Indebtedness, (B) Indebtedness under LYONs, (C) Attributable Indebtedness of the Borrower and its Subsidiaries on a consolidated basis in respect of capital leases and Synthetic Lease Obligations which are fully cash collateralized, (D) Indebtedness of the Borrower and its Subsidiaries on a consolidated basis described in clause (b) of the definition of "Indebtedness," unless any such Indebtedness constitutes a matured reimbursement obligation or matured payment obligation and is no longer contingent unless cash collateralized, or described in clause (c) of the definition of "Indebtedness," and (E) any Guarantee Obligations relating to any of the foregoing.

                  "Minimum Capital Raise" means, at any time after February 13, 2003, the receipt by the Borrower of (a) aggregate gross proceeds through one or more (i) issuances by the Borrower of equity or (ii) incurrences of unsecured Indebtedness not amortizing or

                                 Amended and Restated 364-Day Credit Agreement maturing prior to February 14, 2005, and/or (b) aggregate Net Proceeds in respect of any divestitures of assets or property by the Borrower, or any combination thereof, in an amount of at least $300,000,000.00, in cash or cash equivalents.

                  "Net Proceeds" means, with respect to any divestiture of assets or property by any Person, the aggregate consideration received by such Person from such divestiture minus the amount of reasonable fees and commissions actually paid by such Person to Persons other than such Person or any Affiliate of such Person in connection therewith.

                  "Receivables Advance Rate" means, as of any date of determination, (a) 50% or (b) if the percentage of the Receivables of the Borrower and its U.S. Subsidiaries constituting Ineligible Receivables as of the last day of the most recently ended calendar month exceeds 40%, 50% minus 90% of the amount by which such percentage exceeds 40%.

                  "Receivables Debtor" means any Person obligated on a Receivable.

                  "S&P/Moody's Rating" means, with respect to any Person as of any date of determination, the rating assigned by either S&P or Moody's to such Person's senior unsecured non-credit enhanced long-term debt.

                  "Security Agreement" means the Security Agreement made by the Borrower and each U.S. Subsidiary (other than the Excluded U.S. Subsidiaries) in favor of the Collateral Agent for the benefit of the Lenders, in substantially the form of Exhibit M.

                  "Three-Year Lender" means, at any time, a lender party to the Three-Year Credit Agreement.

                  "Three-Year Outstanding Amount" means, at any time, the sum of
         (a) the aggregate outstanding principal amount of all loans under the Three-Year Credit Agreement, (b) the aggregate undrawn face amount of all outstanding letters of credit thereunder and (c) the aggregate amount of all unreimbursed drawings under letters of credit issued thereunder.

                           (14)     The defined terms "Cash Interest Coverage
Ratio Compliance Date" and "Restructuring Charges" shall be deleted.

                  (b)      Amendments to Article II of the Original Agreement.

                           (1)      Section 2.01 shall be amended by inserting
the following at the end of the first sentence thereof:

         "; and provided, further, that at any time after the Borrowing Base Date, the sum of the Outstanding Amount of all Revolving Loans and the Three-Year Outstanding Amount shall not exceed the Borrowing Base then in effect"

                           (2)      Section 2.04 shall be amended by inserting
the following at the end thereof:

                                 Amended and Restated 364-Day Credit Agreement

         "At any time after the Borrowing Base Date, if the sum of the Outstanding Amount of all Revolving Loans and the Three-Year Outstanding Amount shall exceed the Borrowing Base then in effect, the Borrower, upon becoming aware of such excess, shall immediately prepay Revolving Loans or loans under the Three-Year Credit Agreement, or a combination thereof, in an amount equal to such excess."

                           (3)      Section 2.08(c) shall be amended by
inserting before the word "respectively" the following: "and the fee letter dated January 30, 2003, between the Borrower, Bank of America and BAS".

                           (4)      Section 2.12 shall be deleted in its
entirety.

                  (c)      Amendments to Article IV of the Original Agreement.

                           (1)      Section 4.02(d) shall be renumbered as
Section 4.02(e).

(2)      A new Section 4.02(d) shall be inserted therein as follows:

                  "(d) If such Credit Extension is on or after the Borrowing Base Date, the Borrower shall have delivered to the Administrative Agent the completed Borrowing Base Certificate, together with the related collateral reports, required under Section 6.16, and the statements contained therein shall be true, correct and complete on and as of the date of such Credit Extension as though made on and as of such date, except for changes in the information set forth in such Borrowing Base Certificate in the ordinary course of business. The giving of any Request for Credit Extension and the acceptance by the Borrower of the proceeds of a Credit Extension shall each be deemed a certification to the Administrative Agent and the Lenders that on and as of the date of such Credit Extension such statements are true, correct and complete, except for changes in the information set forth in such Borrowing Base Certificate in the ordinary course of business."

                  (d)      Amendment to Article V of the Original Agreement.
Section 5.18 shall be amended in its entirety to read as follows:

                  "5.18 SECURITY INTEREST. The Loan Documents create for the benefit of the Lenders a valid and perfected security interest in the collateral described in the Pledge Agreement (except that with respect to the pledge of any Capital Stock of First Tier Foreign Subsidiaries, a perfected security interest to the extent applicable), subject to no other Liens (other than as expressly permitted by the Pledge Agreement), and a valid and perfected security interest in the collateral described in the Security Agreement, subject to no other Liens (other than Liens expressly permitted by the Security Agreement), securing in each case the payment of the Obligations, and all filings and other actions necessary or desirable to perfect or protect such security interests have been duly taken or arrangements therefor reasonably satisfactory to the Administrative Agent have been made."

                  (e)      Amendments to Article VI of the Original Agreement.

                                 Amended and Restated 364-Day Credit Agreement

                           (1)      Section 6.14 shall be amended by:

                                    (A)      amending subsection (a)(ii) by
replacing the phrase "SLR C.V. (as defined therein)" with the phrase "SLR C.V. (as defined therein) or any entity organized under the laws of the Cayman Islands holding all of the Capital Stock of SLR C.V. (provided that SEH (as defined therein) holds at least 90% of the Capital Stock of such entity)"; and

                                    (B)      adding a new subsection (c) thereto
as follows:

                  "(c)     If, at any time, the Borrower incorporates, creates
         or acquires any additional U.S. Subsidiary (other than an Excluded U.S. Subsidiary), or if the status of any Excluded U.S. Subsidiary (other than U.S. Robotics Corporation) shall change so that it no longer meets the definition of "Excluded U.S. Subsidiary", then, at the Borrower's expense:

                           (i) within 45 days after such incorporation, creation or acquisition, or after any U.S. Subsidiary no longer qualifies as an Excluded U.S. Subsidiary, the Borrower shall (A) cause such U.S. Subsidiary to duly execute and delivery to the Administrative Agent a security agreement in substantially the form of Exhibit M or a supplement thereto and (B) deliver evidence satisfactory to the Administrative Agent that the Lien granted to the Collateral Agent for the benefit of the Lenders on the collateral described in such security agreement is a valid and perfected security interest and that no Lien (other than Liens permitted by the Security Agreement) exists on any such collateral other than the Lien granted to the Collateral Agent for the benefit of the Lenders and the Three-Year Lenders pursuant to the Loan Documents; and

                           (ii) at any time and from time to time, the Borrower shall promptly execute and deliver all further instruments and documents and take all such other action as the Administrative Agent may reasonably believe necessary or desirable to obtain the full benefits of, or in perfecting and preserving the Liens of, the pledges and guaranties contemplated by this Section 6.14."

                           (2)      A new Section 6.16 shall be added thereto as
follows:

                           "6.16 BORROWING BASE CERTIFICATE. The Borrower shall
                  deliver to the Administrative Agent by no later than October 31, 2003, unless a Minimum Capital Raise has been consummated on or before such date, (a) a completed Borrowing Base Certificate and (b) full and complete reports with respect to the Receivables of the Borrower and its U.S. Subsidiaries, including information as to concentration, aging, identity of Receivables Debtors, letters of credit securing Receivables, disputed Receivables and other matters, as the Administrative Agent shall reasonably request. After the Borrowing Base Date, the Borrower shall deliver to the Administrative Agent, as soon as available but in any event by no later than ten Business Days after the end of each calendar month, a completed Borrowing Base Certificate, together with the related collateral reports described above."

                                 Amended and Restated 364-Day Credit Agreement

                           (3)      A new Section 6.17 shall be added thereto as
follows:

                           "6.17 SECURITY AGREEMENT COLLATERAL. Not later than
                  March 31, 2003, the Borrower shall deliver to the Administrative Agent to the extent not delivered prior thereto: (a) evidence satisfactory to the Administrative Agent that the Lien granted to the Collateral Agent for the benefit of the Lenders in the collateral described in the Security Agreement is a perfected security interest, subject to no other Liens (other than Liens permitted thereby), (b) confirmation of the accuracy of its prior certification of the U.S. Subsidiaries and the Excluded U.S. Subsidiaries, and (c) such other items as reasonably requested by the Administrative Agent in connection with the Security Agreement, including opinions of counsel to the Borrower and the U.S. Subsidiaries party to the Security Agreement, search reports and other certificates and documents."

                  (f)      Amendments to Article VII of the Original Agreement.

                           (1)      Section 7.01 shall be amended by:

                                    (A)      amending subsection (j) in its
entirety to read as follows:

                           "(j)     [Reserved];"

                                    (B)      deleting the second proviso in
subsection (k);

                                    (C)      amending subsection (n) by
replacing "$50,000,000.00" with "$215,000,000.00"; and

                                    (D)      amending subsection (u) in its
entirety to read as follows:

                           "(u)     additional Liens on its U.S. property,
                  assets or revenue securing Indebtedness in an aggregate amount so secured at any time not exceeding $10,000,000.00; and"

                                    (E)      adding a new subsection (v) as
follows:

                           "(v)     additional Liens on its non-U.S. property,
                  assets or revenue securing Indebtedness in an aggregate amount so secured at any time not exceeding $75,000,000.00;"

                                    (F)      in the proviso at the end thereof,
replacing "Section 7.01(u)" with "Section 7.01(v)").

                           (2)      Section 7.03 shall be amended by:

                                    (A)      amending subsection (b) by adding
                  the following proviso at the end thereof:

                                 Amended and Restated 364-Day Credit Agreement

                                    "provided that any Capital Raise of Debt
                  Securities, to the extent that the proceeds of such issuance are applied within 180 days thereafter to the purchase, redemption, repayment, tender or other refinancing of any such Indebtedness then outstanding, shall be deemed to be issued in compliance with this Section 7.03(b)"

                                    (B)      amending subsection (d) by
replacing "$75,000,000.00" with "$215,000,000.00"; and

                                    (C)      amending subsection (f) in its
entirety to read as follows:

                                    "(f)     [Reserved];"

                           (3)      Section 7.05(f) shall be amended in its
entirety to provide as follows:

                           "(f)     [Reserved];"

                           (4)      Section 7.06 shall be amended by:

                                    (A)      amending subsection (f) by adding
the following proviso before the word "and" at the end thereof:

                  "and provided, further, that notwithstanding anything to the contrary in this Section 7.06(f), the Borrower shall not make any Restricted Junior Payment of the type described in clause
                  (ii) of the definition of Restricted Junior Payment to the extent it relates to common stock of the Borrower;"

                                    (B)      deleting the last sentence thereof.

                           (5)      Section 7.10 shall be amended in its
entirety to provide as follows:

                           "7.10 CAPITAL EXPENDITURES. Make or become legally
                  obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations, Permitted Acquisitions, and acquisitions of assets as a result of the termination of Synthetic Lease Obligations), except for capital expenditures not exceeding, in the aggregate for the Borrower and its Subsidiaries for any consecutive four-quarter period beginning on September 1, 2001, and each four-quarter period beginning on each September 1 thereafter an amount equal to $300,000,000.00."

                           (6)      Section 7.11(b) shall be amended in its
entirety to provide as follows:

                           "(b)     [Reserved];"

                           (7)      Section 7.13 shall be amended in its
entirety to provide as follows:

                                 Amended and Restated 364-Day Credit Agreement

                           "7.13    FINANCIAL COVENANTS.

                           (a) Maximum Debt to Annualized EBITDA Ratio. Permit the ratio of Consolidated Indebtedness (other than Indebtedness under the ACES and the LYONS) to Annualized EBITDA as of the end of any fiscal quarter of the Borrower to be greater than the ratio set forth opposite such fiscal quarter below:

------------------------------------------
FISCAL QUARTER ENDING        MAXIMUM RATIO
------------------------------------------
November 30, 2002             3.25 to 1.0
------------------------------------------
February 28, 2003             4.50 to 1.0
------------------------------------------
May 31, 2003                  4.25 to 1.0
------------------------------------------
August 31, 2003               4.25 to 1.0
------------------------------------------
November 30, 2003             3.75 to 1.0
------------------------------------------

                           (b) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth as of the end of any fiscal quarter of the Borrower ending on November 30, 2002, or thereafter, to be less than the sum of (i) $1,660,880,000.00,
                  (ii) an amount equal to 50% of Consolidated Net Income earned in each fiscal quarter ending after November 30, 2002 (with no deduction for a new loss in any such fiscal quarter), and
                  (iii) an amount equal to 50% of the aggregate increases in Shareholders' Equity of the Borrower and its Subsidiaries after November 30, 2002, by reason of the issuance and sale of Capital Stock of the Borrower (including upon any conversion of debt securities of the Borrower into such Capital Stock) during any fiscal quarter of the Borrower ending subsequent to November 30, 2002.

                           (c)      Cash Interest Coverage Ratio.

                                    (i)      Before the occurrence of any
                           Capital Raise, permit the Cash Interest Coverage Ratio, as of the end of any fiscal quarter of the Borrower, to be less than the ratio set forth opposite such fiscal quarter below:

---------------------------------------------------
FISCAL QUARTER ENDING                 MINIMUM RATIO
---------------------------------------------------
November 30, 2002                       2.7 to 1.0
---------------------------------------------------
February 28, 2003                       2.7 to 1.0
---------------------------------------------------
May 31, 2003                           2.85 to 1.0
---------------------------------------------------

                                 Amended and Restated 364-Day Credit Agreement

---------------------------------------------------
August 31, 2003                         2.8 to 1.0
---------------------------------------------------
November 30, 2003                      3.15 to 1.0
---------------------------------------------------

                                    (ii)     From and after the occurrence of
                           one or more Capital Raises, permit the Cash Interest Coverage Ratio, as of the end of any fiscal quarter of the Borrower, to be less than the ratio of:

                                             (A)      the product of (1) the
                                    numerator of the ratio set forth opposite such fiscal quarter above and (2) the projected Consolidated Cash Interest Charges for such fiscal quarter contained in the Company Plan dated January 30, 2003, provided to the Lenders; to

                                             (B)      the sum of (1) the
                                    projected Consolidated Cash Interest Charges for such fiscal quarter contained in such Company Plan and (2) the actual Consolidated Cash Interest Charges in connection with such Capital Raises during such fiscal quarter (as adjusted to take into account any Swap Contacts entered into on the closing date of such Capital Raises);

                           provided, however, that under no circumstances shall the Borrower permit the Cash Interest Coverage Ratio calculated under this Section 7.13(c)(ii), as of the end of any fiscal quarter of the Borrower, to be less than the ratio set forth opposite such fiscal quarter below:

---------------------------------------------------
FISCAL QUARTER ENDING                 MINIMUM RATIO
---------------------------------------------------
November 30, 2002                       2.0 to 1.0
---------------------------------------------------
February 28, 2003                       2.0 to 1.0
---------------------------------------------------
May 31, 2003                           1.75 to 1.0
---------------------------------------------------
August 31, 2003                        1.75 to 1.0
---------------------------------------------------
November 30, 2003                       2.0 to 1.0
---------------------------------------------------

                           (d) Liquidity Ratio. Permit the Liquidity Ratio as of the fiscal quarters of the Borrower ending November 30, 2002, February 28, 2003, May 31, 2003, August 31, 2003,
                  November 30, 2003, to be less than 1.2 to 1.0; provided, however, that if after November 30, 2002, the Borrower issues new senior Debt Securities in an aggregate principal amount of at least $300,000,000.00 but less than $500,000,000.00, the
                  Borrower shall not permit the Liquidity Ratio for any

                                 Amended and Restated 364-Day Credit Agreement
                  fiscal quarter of the Borrower ending after such issuance to be less than 1.0 to 1.0; and provided, further, that if after November 30, 2002, the Borrower issues new senior Debt Securities in an aggregate principal amount equal to or greater than $500,000,000.00, the Borrower shall not permit the Liquidity Ratio for any fiscal quarter of the Borrower ending after such issuance to be less than 0.9 to 1.0.

                           (e) Minimum Cash. Permit at any time, in respect of the Borrower and its U.S. Subsidiaries: (i) the sum of (A) cash-on-hand, (B) cash equivalents and (C) marketable securities, in each case not subject to a Lien (other than Liens in favor of the Collateral Agent pursuant to the Loan Documents and any nonconsensual Permitted Liens) or any other restrictions, to be less than (ii) the sum of (X) $500,000,000.00, (Y) the aggregate Outstanding Amount of Revolving Loans and (Z) the Three-Year Outstanding Amount.

                  With respect to any period during which a Permitted Acquisition or an asset sale has occurred (each, a "Subject Transaction"), for purposes of determining compliance with the financial covenants set forth in this Section 7.13, Consolidated EBITDA and the components of Consolidated Cash Interest Charges shall be calculated with respect to such period on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a Subject Transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act of 1933, as amended from time to time, and any successor statute, and as interpreted by the staff of the Securities and Exchange Commission, which would include cost savings resulting from head count reduction, closure of facilities and similar restructuring charges, which pro forma adjustments shall be certified by the chief financial officer of the Borrower) using the historical audited, if available, financial statements of any business so acquired or to be acquired or sold or to be sold and the consolidated financial statements of the Borrower and its Subsidiaries which shall be reformulated as if such Subject Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans incurred during such period)."

                           (8)      Section 7.14 shall be amended in its
entirety to provide as follows:

                           "7.14 LYONs. Voluntarily redeem for cash any LYONs,
                  or voluntarily acquire for cash any LYONs from holders thereof, in part or in whole, unless immediately before and after giving effect to such proposed actions unrestricted cash, cash equivalents and short-term Investments of the Borrower (determined on a consolidated basis) plus unused amounts under the Commitments and the commitments under the Three-Year Credit Agreement exceed $950,000,000.00, and immediately before and after giving effect to such proposed actions, no Default or Event of Default would exist. Upon the receipt by the Administrative

                                 Amended and Restated 364-Day Credit Agreement

                  Agent of a notice confirming the Investment Grade Ratings of the Borrower, this Section 7.14 shall be terminated and be of no further force or effect."

                  (g)      Amendment to Article VIII of the Original Agreement.
Section 8.01(b) shall be amended in its entirety to provide as follows:

                           "(b)     Specific Covenants. The Borrower fails to
                  perform or observe any term, covenant or agreement contained in any of Sections 6.03, 6.05, 6.12 or 6.16 or Article VII."

                  (h)      Amendments to Article IX of the Original Agreement.
Section 9.11 shall be amended by inserting the following after "encumbering" in clause (i): "any assets constituting collateral under the Security Agreement or".

                  (i)      Amendments to Annexes to the Original Agreement.

                           (1)      Schedule 2.01 to the Original Agreement
shall be amended in its entirety in the form of Annex 1 to this Agreement.

                           (2)      5.09, 5.13, 7.01, 7.02, 7.03 and 7.11 to the
Original Agreement shall be amended in their entirety in the form of Annexes 8 to 13 respectively, to this Agreement.

                           (3)      Schedule 7.13 to the Original Agreement
shall be deleted.

                           (4)      Exhibit B to the Original Agreement shall be
amended in its entirety in the form of Annex 2 to this Agreement.

                           (5)      Exhibit C to the Original Agreement shall be
amended in its entirety in the form of Annex 3 to this Agreement.

                           (6)      Exhibit D to the Original Agreement shall be
amended in its entirety in the form of Annex 4 to this Agreement.

                           (7)      New Exhibits M and N shall be added to the
Original Agreement in the form of Annexes 5 and 6, respectively, to this Agreement.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Original Agreement contemplated hereby).

                  (b) The execution, delivery and performance by the Borrower of this Agreement and the Original Agreement (as amended and restated by this Agreement) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

                                 Amended and Restated 364-Day Credit Agreement

                  (c) This Agreement, each Note delivered hereunder and the Original Agreement (as amended and restated by this Agreement) constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (d) All representations and warranties of the Borrower contained in the Original Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.05 of the Original Agreement and to take into account any amendments to the Schedules to the Original Agreement and other disclosures made in writing by the Borrower to the Administrative Agent and the Lenders after the Closing Date and approved by the Administrative Agent and the Required Lenders).

                  (e) There has occurred since August 31, 2002, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (f) The Borrower is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

                  (g) The Borrower's obligations under the Original Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.       Conditions of Effectiveness.

                  (a) The effectiveness of Section 2 of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

                           (1)      The Administrative Agent shall have received
from the Borrower and each of the Lenders (i) a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Agreement; and (ii) if requested by any Lender, a Note (or replacement Note) substantially in the form of Annex 2.

                           (2)      The Administrative Agent shall have received
the consent of the Subsidiaries of the Borrower party to the Pledge Agreement, the Interco Subordination Agreement or the Guaranty (364-Day), in form and substance satisfactory to the Administrative Agent, in their capacities as such, to the execution and delivery hereof by the Borrower.

                           (3)      The Administrative Agent shall have received
from the Borrower a certificate certifying the U.S. Subsidiaries and the Excluded U.S. Subsidiaries, which certification the Borrower may update at any time prior to March 31, 2003.

                                 Amended and Restated 364-Day Credit Agreement

                           (4)      The Administrative Agent shall have received
from the Borrower and each of its U.S. Subsidiaries a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of the Security Agreement, substantially in the form of Annex 5.

                           (5)      The Administrative Agent shall have executed
the amendment to the Intercreditor Agreement, substantially in the form of Annex 7, and shall have received from Bank of America (in its capacities as Administrative Agent under the Three Year Credit Agreement and as Collateral Agent) a duly executed original thereof.

                           (6)      The Administrative Agent shall have received
from the Borrower a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower in respect of the fiscal quarter of the Borrower ended November 30, 2002.

                           (7)      The Administrative Agent shall have received
evidence of payment by the Borrower of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Original Agreement, including any fees arising under or referenced in Section 5 of this Agreement and any costs and expenses payable under Section 6(g) of this Agreement (including the Administrative Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

                           (8)      The Administrative Agent shall have received
from the Borrower, in form and substance satisfactory to the Administrative Agent, copies of the resolutions passed by the board of directors of the Borrower, certified as of the Effective Date by the Secretary or an Assistant Secretary of the Borrower, authorizing the execution, delivery and performance of this Agreement, the Security Agreement and each other document, agreement or instrument to be executed and delivered by it pursuant thereto, together with such incumbency certificates and/or other certificates of Responsible Officers of the Borrower, as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as such in connection with this Agreement and each other Loan Document to which the Borrower is a party.

                           (9)      The Administrative Agent shall have received
an opinion of counsel to the Borrower, in form and substance satisfactory to the Administrative Agent, and addressed to the Administrative Agent and the Lenders, dated the Effective Date.

                           (10)     The Administrative Agent shall have received
all other documents it or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

                           (11)     The Effective Date shall have occurred on or
before February 13, 2003.

                  (b) For purposes of determining compliance with the conditions specified in this Section 4(a), each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent,

                                 Amended and Restated 364-Day Credit Agreement
approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

                  (c) From and after the Effective Date, the Original Agreement is amended as set forth herein and is restated in its entirety to read as set forth in the Original Agreement with the amendments specified herein, and all outstanding Notes under the Original Agreement shall be superseded and replaced by the Notes delivered under this Agreement. All such previously outstanding Notes will be deemed cancelled upon the occurrence of the Effective Date and shall be returned to the Borrower promptly following the Effective Date. The Original Agreement (as amended and restated by this Agreement) is hereby ratified and confirmed in all respects.

                  (d) The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

5. Fees. The Borrower shall pay (a) to the Administrative Agent for the account of each of Bank of America and BAS the fees set forth in that certain letter agreement dated as of January 30, 2003, by and between Bank of America, BAS and the Borrower, and (b) to each of GSCP, JPMorgan and Scotiabank such fees as are set forth in separate letter agreements by and between each such Person and the Borrower. Such fees shall be due and payable by the Borrower on the dates set forth in such letter agreements.

6.       Miscellaneous.

                  (a) The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Agreement shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

                  (c) This Agreement shall be governed by and construed in accordance with the law of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York); provided that, the Administrative Agent and the Lenders shall retain all rights arising under Federal law.

                  (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the

                                 Amended and Restated 364-Day Credit Agreement
facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Agreement contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Agreement supersedes all prior drafts and communications with respect hereto. This Agreement may not be amended except in accordance with the provisions of Section 10.01 of the Original Agreement.

                  (f) If any term or provision of this Agreement shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Agreement, the Original Agreement or the Loan Documents.

                  (g) The Borrower agrees to pay or reimburse Bank of America (including in its capacities as Collateral Agent and as Administrative Agent), GSCP, JPMorgan and Scotiabank upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by Bank of America (including in its capacities as Collateral Agent and as Administrative Agent), GSCP, JPMorgan and Scotiabank in connection with the development, preparation, negotiation, execution and delivery of this Agreement.

                  (h) On the Effective Date, the Lenders party to the Original Agreement, as amended and restated hereby, shall be the Lenders listed on the signature pages hereof and shall have the respective Commitments in the amounts set forth in amended Schedule 2.01 attached hereto as Annex 1. Without limiting the generality of the foregoing, on the Effective Date, any Lenders party to the Original Agreement not listed on the signature pages hereof shall cease to be parties to the Original Agreement.

                            [Signature pages follow]

                                 Amended and Restated 364-Day Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   SOLECTRON CORPORATION


                                          /s/ Perry G. Hayes
                                   By:  __________________________________

                                          Treasurer and Vice President of
                                          Investor Relations
                                   Title: _________________________________


                                   BANK OF AMERICA, N.A., as Administrative
                                   Agent and Lender

                                          /s/ James P. Johnson
                                   By:  __________________________________

                                          Managing Director
                                   Title: _________________________________


                                   FLEET NATIONAL BANK

                                          /s/ Greg Roux
                                   By:  __________________________________

                                        Name:  Greg Roux
                                        Title: Director

                                   GOLDMAN SACHS CREDIT PARTNERS
                                   L.P., as Joint Lead Arranger, Joint Book
                                   Runner and Co-Syndication Agent and a
                                   Lender

                                          /s/ Stephen King
                                   By:  __________________________________

                                        Authorized Signatory
                                        Name:  Stephen King
                                        Title: Vice President

                                   THE BANK OF NOVA SCOTIA

                                          /s/ Kemp Leonard
                                   By:  __________________________________

                                        Name:  Kemp Leonard
                                        Title: Director

                                   THE DEVELOPMENT BANK OF
                                   SINGAPORE LTD., LOS ANGELES
                                   AGENCY

                                          /s/ Charles Ong
                                   By:  __________________________________

                                        Name:  Charles Ong
                                        Title: General Manager
                                               DBS Bank Los Angeles

                                   MORGAN STANLEY
                                   SENIOR FUNDING, INC.

                                          /s/ Jaap L. Tonckens
                                   By:  __________________________________

                                        Name:  Jaap L. Tonckens
                                        Title: Vice President
                                               Morgan Stanley Senior Funding

                                   BNP PARIBAS

                                          /s/ Jean Plassard
                                   By:  __________________________________

                                        Name:  Jean Plassard
                                        Title: Managing Director

                                          /s/ Rafael C. Lumanlan
                                   By:  __________________________________

                                        Name:  Rafael C. Lumanlan
                                        Title: Director

                                   THE ROYAL BANK OF SCOTLAND plc

                                          /s/ Jonathan Barrow
                                   By:  __________________________________

                                        Name:  Jonathan Barrow
                                        Title: Vice President

                                   JPMORGAN CHASE BANK

                                          /s/ William Rindfuss
                                   By:  __________________________________

                                        Name:  William Rindfuss
                                        Title: Vice President

                                   STANDARD CHARTERED BANK

                                          /s/ Mary Machado-Schammel
                                   By:  __________________________________

                                        Name:  Mary Machado-Schammel
                                        Title: Sr. Vice President

                                          /s/ Andrew Y. Ng
                                   By:  __________________________________

                                        Name:  Andrew Y. Ng
                                        Title: Vice President
                                               Standard Chartered Bank NY

                                 Amended and Restated 364-Day Credit Agreement


                     S-1.